LEXINGTON REALTY TRUST A real estate investment trust specializing in single-tenant commercial properties. Executive Compensation Update February 2015 Exhibit 99.1

Disclosure This presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve known and unknown risks, uncertainties or other factors not under Lexington Realty Trust’s (“Lexington” or “LXP”) control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those factors and risks detailed in Lexington’s filings with the Securities and Exchange Commission. Except as required by law, Lexington undertakes no obligation to (1) publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events or (2) update or supplement forward-looking statements that become untrue because of subsequent events. Accordingly, there is no assurance that Lexington’s expectations will be realized. 2

Index  2014 “Say-on-Pay” Vote  Reevaluation of 2014 Executive Compensation Program  New Compensation Policies  2014 Executive Compensation Program  2015 Executive Compensation Program  2015 Annual Cash Incentive Opportunity  2015 Annual Long-Term Incentive Opportunity  Compensation Committee Members 3

2014 “Say-on-Pay” Vote  Approximately 27% of our voting shareholders voted “FOR” the compensation of our named executive officers as disclosed in the proxy statement in 2014.  This marked a significant departure from our historical support levels. We have achieved some of the highest “Say-on-Pay” results across the industry: • 2011: approximately 99% voted “FOR” • 2012: approximately 99% voted “FOR” • 2013: approximately 98% voted “FOR”  The compensation program for our named executive officers was largely the same from 2011 to 2012 and unchanged from 2012 to 2013, with the exception of long-term retention grants made to certain of our named executive officers. 4

Reevaluation of 2014 Executive Compensation Program 5 As a result of the 2014 Say-on-Pay voting outcome, the Compensation Committee engaged in a reevaluation of our compensation practices and spoke with certain shareholders and their advisors to better understand shareholder concerns. What we are hearing: How we have responded: The annual cash incentive opportunity for our CEO (1) has target award percentages well above peers, (2) has too much emphasis on individual weighting/performance, and (3) has goals that do not appear rigorous.  Reduced Chief Executive Officer TARGET percentage from 200% to 112.5% of base salary, which, together with our Chief Executive Officer’s base salary, brings it in-line with the median target annual cash compensation opportunity in the 2014 size-based peer group (our Chief Executive Officer’s median target annual cash compensation opportunity is 8% less than the median target annual cash compensation opportunity for the CEO position in the 2014 size-based peer group).  Increased percentage of the annual cash incentive opportunity based on annual pre-defined objective measures to 70% and decreased the percentage based on subjective measures to 30%.  For 2015, will provide rationale for each pre-defined objective measure and determination of reasonableness and rigorousness. The annual long-term incentive opportunity (1) duplicates the annual cash incentive award opportunity measures and (2) does not provide for long-term performance measures.  Removed the annual long-term incentive opportunity from the 2014 executive compensation program.  For the 2015 executive compensation program, awarded long-term incentive awards, 70% of which are subject to performance based vesting and 30% of which are subject to service based vesting. Performance vesting is based on our total shareholder return relative to a specified index and a net-lease competitor peer group spanning a multi-year period, which avoids the complete overlap with the annual cash incentive opportunity while also providing for a means to directly align our executives with longer-term performance.

Reevaluation of 2014 Executive Compensation Program - Continued 6 The long-term retention awards are not sufficiently performance based to justify the size of the awards.  The purpose of the 2013 long-term retention award was to increase the ownership of our common shares by certain members of management, a disclosed objective of the Compensation Committee, in an effort to retain the next generation of executive management and align their interests with those of our shareholders.  In recent years, competition in single-tenant investments increased significantly and several new REITs and other investors focused on single-tenant investments entered the market, which led to an increase in the demand for senior executives with experience in single-tenant investments.  The Compensation Committee believes the long-term aspect of the long-term retention award, with no economic benefit to the recipient until December 31, 2018 and continued vesting until December 31, 2022, significantly aids in retaining the recipient and sufficiently aligns the long-term interests of the recipients with our shareholders.  No long-term retention awards were made to our Chairman and our Vice Chairman, who are our founders and who the Compensation Committee believes have sufficient share ownership for their positions and tenures with us.  During the period commencing January 1, 2009 and ending December 31, 2012, we achieved a 197% absolute total return. The Compensation Committee believes that this superior return was due to management’s discipline in achieving its business goals due to the leadership of our Chief Executive Officer.  The long-term retention award was granted on a one-time basis and similar grants are not currently anticipated in the future. High CEO pay in 2013 is not borne by superior results.  A significant amount of the compensation to our Chief Executive Officer in 2013 (approximately 72%) resulted from the long-term retention award, which had a grant date value of $7,980,000, the entirety of which was included in 2013 compensation even though the award does not begin to vest until December 31, 2018. Fifty percent of 2013 long-term retention award is expensed over 9 years and balance is expensed over 5 years.  Beginning in 2011, the Compensation Committee, with the assistance of its compensation consultant, began exploring ways to increase our Chief Executive Officer’s share ownership. In 2012, the Compensation Committee had its compensation consultant prepare a report comparing our Chief Executive Officer’s share ownership to the share ownership of CEOs in our then peer group companies. In the proxies for our 2012 and 2013 Annual Meeting of Shareholders, the Compensation Committee communicated to our shareholders its desire to increase our Chief Executive Officer’s share ownership to retain his service and further align his interests with those of our shareholders.  The long-term retention awards to our Chief Executive Officer in 2012 and 2013 are the culmination of the Compensation Committee’s efforts and desires with respect to our Chief Executive Officer’s share ownership.  The Compensation Committee believes that absent the long-term retention award, 2013 total compensation to our Chief Executive Officer (consisting of base salary, annual cash incentive award and annual long-term incentive award) of $3,075,000 was in line with the median of the size-based peer group total compensation of $3,308,000 and total target compensation of $2,804,000 in the benchmark study prepared for the Compensation Committee in 2013. The Compensation Committee believes that 2013 performance justified total compensation in excess (though not materially) of those levels.

New Compensation Policies  At least 70% of the annual cash incentive opportunity will be based on annual pre-defined objective performance measures.  At least 70% of the annual long-term incentive opportunity will be based on future pre-defined objective performance measures. 7

2014 Executive Compensation Program 8 CEO Annual Cash Incentive Opportunity Modification(1) CEO Annual Cash Incentive Payout CEO Annual Long-Term Incentive Payout CEO Total Compensation(2) Threshold Target High From 100% to 56.25% From 200% to 112.5% From 300% to 225% 2014 Annual Cash Incentive 2013 Annual Cash Incentive $ Reduction % Reduction $720,000 $1,200,000 $480,000 40% 2014 Annual Long-Term Incentive 2013 Annual Long-Term Incentive $ Reduction % Reduction $0 $1,275,000 $1,275,000 100% 2014 Total Compensation 2013 Total Compensation $ Reduction % Reduction $1,360,000 $11,055,000 $9,695,000 88% __________________________ (1) Percentage of Base Salary. (2) Consisting of base salary, annual cash incentive payout, annual long-term incentive payout and long-term retention grants.

2015 Executive Compensation Program 9 CEO Base Salary CEO Annual Cash Incentive Opportunity (70% based on annual pre-defined objective measures)(1) CEO Annual Long-Term Incentive Opportunity (70% based on future pre-defined objective measures) CEO Total Compensation At Target(2) 2015 Base Salary 2014 Base Salary % Increase $640,000 $640,000 0% Performance-Based Opportunity Service-Based Total Target Threshold Target Maximum Award Opportunity $530,250 $1,060,500 $2,121,000 $454,500 $1,515,000 2015 Total At Target 2013 Total $ Reduction % Reduction $2,875,000 $11,055,000 $8,180,000 74% ________________________________________________________________________ (1) Percentage of Base Salary (2) Consisting of base salary, annual cash incentive target opportunity/payout, annual long-term incentive target opportunity/payout and long-term retention grants made in the applicable year. Equity awards are generally expensed over the vesting period, except fifty percent of 2013 long-term retention grant is expensed over 9 years and balance is expensed over 5 years. Threshold Target Maximum 56.25% 112.5% 225%

2015 Executive Compensation Program - Continued 10 Other NEO Base Salaries Other NEO Annual Cash Incentive Opportunities (70% based on annual pre-defined objective measures)(1) Other NEO Annual Long-Term Incentive Opportunities (70% based on future pre-defined objective measures) Performance-Based Opportunity Service-Based Total Target NEO Threshold Target Maximum Award Opportunity Patrick Carroll $238,000 $476,000 $952,000 $204,000 $680,000 E. Robert Roskind $161,000 $322,000 $644,000 $138,000 $460,000 Richard J. Rouse $266,000 $532,000 $1,064,000 $228,000 $760,000 Joseph S. Bonventre $171,500 $343,000 $686,000 $147,000 $490,000 Threshold Target Maximum 50% 100% 200% NEO 2015 Base Salary 2014 Base Salary % Increase Patrick Carroll $410,000 $410,000 0% E. Robert Roskind $520,000 $520,000 0% Richard J. Rouse $520,000 $520,000 0% Joseph S. Bonventre $305,000 $305,000 0% __________________________ (1) Percentage of Base Salary

2015 Annual Cash Incentive Opportunity

70% of opportunity determined by predefined objective performance measures with respect to 2015 calendar year.

Item	Weighting	Target	Rationale
Balance Sheet	15%		A strong balance sheet provides us with financial flexibility. A target leverage ratio supports our credit ratings. Refinancing savings directly impacts funds from operations and dividend coverage.
Debt to Total Assets(1)		42.5%	
Credit Rating		(8)	
Refinancing Savings(2)		75 basis points	
Investments	15%		External growth is an important component of our strategy. The target level of investments at the target yields allows management to remain a disciplined investor while adding assets that improve our long-term cash flows.
Volume(3)		$350 million	
Lease Term(4)(5)		15 years	
Cash Yield(5)(6)		6.75%	
GAAP Yield(5)(6)		7.75%	
Portfolio Management	15%		Successful portfolio management safeguards income and provides for internal growth. Maintaining target occupancy levels takes into account tenant retention or replacement for expected vacancies. Lengthening the weighted-average term is an important measure of cash flow stability.
Occupancy		>96%	
Tenant Retention(7)		70%	
Weighted-Average Term		>11 years	
Dispositions	15%		Dispositions allow management to recycle capital into its most accretive use in support of our portfolio strategy.
Volume		$300 million	
Cap Rate		6%	
Total Shareholder Return	40%		Total Shareholder Return is the most important objective measure to our shareholders and is the appropriate measure of the end result of any effective strategy.
Relative Return (vs. FTSE NAREIT All Equity REIT Index)		0%	
Absolute Return		9%	

(1) Calculated in accordance with the indentures governing Lexington's Senior Notes.
(2) Calculated by comparing (i) the weighted-average rate of debt satisfied during the period to (ii) the weighted-average rate of debt incurred during the period.
(3) Includes loan investments, closed acquisitions and build-to-suit commitments up to the amount funded during the period.
(4) Weighted-average.
(5) Excludes loan investments and on-going build-to-suit transactions.
(6) Disclosed in earnings press releases for applicable periods.
(7) Calculated by dividing (i) the weighted-average square footage scheduled, or previously scheduled to expire as of the beginning of the period that was renewed by (ii) the weighted-average square footage that was scheduled, or previously scheduled, to expire as of the beginning of the period.
(8) Maintain current ratings.

LXP LISTED NYSE
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2015 Annual Long-Term Incentive Opportunity 12  Mix of performance-based non-vested shares and service-based non-vested shares.  Three year performance period commencing January 1, 2015 measuring performance relative to all REITs in the FTSE NAREIT All Equity REITs Index and a competitor peer group of net-lease REITs (initially consisting of American Realty Capital Properties, Inc.; Chambers Street Properties; EPR Properties; Getty Realty Corp.; Gramercy Property Trust, Inc.; Monmouth Real Estate Investment Corporation; National Retail Properties, Inc.; Realty Income Corporation; Select Income REIT; Spirit Realty Capital, Inc.; Stag Industrial, Inc.; and W.P. Carey Inc.) on an equal weighted-basis.  THRESHOLD performance is set at the 33rd percentile, TARGET performance at the 50th percentile, and MAXIMUM performance at the 75th percentile versus the respective group. No performance-based shares are earned for results below the THREHOLD level. Straight-line interpolation is used to determine awards for results between performance levels.  A pro-rata portion of the service-based non-vested shares vests annually over three years.  Dividends paid currently on service-based non-vested common shares. Dividends on performance-based non-vested common shares accrue and are only payable to the named executive officers if and to the extent the shares vest.

Compensation Committee Members  Compensation Committee consists of three independent trustees:  Richard S. Frary – Mr. Frary has served as a Trustee of Lexington since December 31, 2006, a member of the Compensation Committee since 2007, and Chairman of the Compensation Committee since 2010. Mr. Frary has been the founding partner and majority shareholder of Tallwood Associates, Inc., a private real estate investment firm, since 1990 and a partner of Brookwood Financial Partners, L.P., a private equity firm that acquires real estate and invests in private companies, since 1993. He serves as a director of Nexus Resources, Inc. Mr. Frary previously served on the board of directors/trustees of Tarragon Corporation and Newkirk Realty Trust, Inc., both publicly traded real estate investment trusts, Washington Homes, Inc., a publicly traded regional home builder, and The Johns Hopkins University.  James Grosfeld – Mr. Grosfeld has served as a trustee since November 2003 and a member of the Compensation Committee since 2003. He also serves as a member of the board of directors of BlackRock, Inc. and a member of the Management Development and Compensation Committee and the Nominating and Corporate Governance Committee thereof. He has served on the advisory board of the Federal National Mortgage Association and as director of Copart, Inc., Interstate Bakeries Corporation, Addington Resources, Ramco-Gershenson Properties Trust and BlackRock Investors. He was chairman and chief executive officer of Pulte Home Corporation from 1974 to 1990.  Kevin W. Lynch – Mr. Lynch has served as a trustee since May 2003 and from May 1996 to May 2000, and a member of the Compensation Committee since 2004. Mr. Lynch co-founded and has been a principal of The Townsend Group, a real estate consulting firm, since 1983. Mr. Lynch is a member of the Pension Real Estate Association and the National Council of Real Estate Investment Fiduciaries. Mr. Lynch was previously a director of First Industrial Realty Trust (NYSE:FR). Mr. Lynch is also currently on the advisory board for the U.S. Institutional Real Estate Letter. 13

LEXINGTON REALTY TRUST. A real estate investment trust specializing in single tenant commercial properties.